Exhibit 99.1

DATED                           2nd November                              2009

O&T PROPERTIES LIMITED  (1)

and

THE FEMALE HEALTH COMPANY (UK) PLC  (2)

and

THE FEMALE HEALTH COMPANY (3)

LEASE
in respect of part of
Unit 1, Sovereign Park, Coronation Road, London NW10 7QP

Manches LLP
9400 Garsington Road
Oxford Business Park
OXFORD OX4 2HN

Tel +44 (0)1865 722 106
Fax +44 (0)1865 201 012
DX 155710 Oxford 13
www.manches.com

Ref: SPS/ELV/181966/259021

●	All words in italicised text and inapplicable alternative wording in a clause may be omitted or deleted.
●	Clause LR13 may be omitted or deleted.
●	Clause LR14 may be omitted or deleted where the Tenant is one person.
●	Otherwise, do not omit or delete any words in bold text unless italicised.
●	Side-headings may appear as headings if this is preferred.
●	Vertical or horizontal lines, or both, may be omitted.

LR1.	DATE OF LEASE	2nd November 2009
LR2.	TITLE NUMBERS(S)
		LR2.1	LANDLORD'S TITLE NUMBER(S) Title number(s) out of which this lease is granted. Leave blank if not registered. AGL 55160
		LR2.2	OTHER TITLE NUMBERS Existing title number(s) against which entries of matters referred to in LR9, LR10, LR11 and LR13 are to be made.
LR3.
PARTIES TO THIS LEASE
Give full names, addresses and company's registered number, if any, of each of the parties.  For Scottish companies use a SC prefix and for limited liability partnerships use an OC prefix.  For foreign companies give territory in which incorporated.

LANDLORD O&T PROPERTIES LIMITED (Company No: 03703586) whose registered office is Seymour House, Whiteleaf Road, Hemel Hempstead, Hertfordshire HP3 9DE
TENANT THE FEMALE HEALTH COMPANY (UK) PLC (Company No: 02439625) whose registered office is 1 Sovereign Park, Coronation Road, Park Royal, London NW10 7QP
	Specify capacity of each party, for example "management company", "guarantor", etc.	OTHER PARTIES Guarantor THE FEMALE HEALTH COMPANY a company incorporated in the State of Wisconsin whose principal executive offices are at 515 North State Street, Suite 2225, Chicago, IL 60654
LR4.
PROPERTY
Insert a full description of the land being leased
or
Refer to the clause, schedule or paragraph of a schedule in this lease in which the land being leased is more fully described.
Where there is a letting of part of a registered title, a plan must be attached to this lease and any floor levels must be specified.

In the case of a conflict between this clause and the remainder of this lease then, for the purposes of registration, this clause shall prevail.

UNIT 1, SOVEREIGN PARK, CORONATION ROAD, LONDON NW10 7QP more particularly defined as "the Premises" in clause 1

LR5.
PRESCRIBED STATEMENTS ETC
If this lease includes a statement falling within LR5.1, insert under that sub-clause the relevant statement or refer to the clause, schedule or paragraph of a schedule in this lease which contains the statement.
In LR5.2, omit or delete those Acts which do not apply to this lease.

LR5.1
Statements prescribed under rules 179 (dispositions in favour of a charity), 180 (dispositions by a charity) or 196 (leases under the Leasehold Reform, Housing and Urban Development Act 1993) of the Land Registration Rules 2003.

None

		LR5.2	This lease is made under, or by reference to, provisions of: None
LR6.
TERM FOR WHICH THE PROPERTY IS LEASED
Include only the appropriate statement (duly completed) from the three options.
NOTE: The information you provide, or refer to, here will be used as part of the particulars to identify the lease under rule 6 of the Land Registration Rules 2003.
The term as specified in this lease as clause 3
LR7.	PREMIUM Specify the total premium, inclusive of any VAT where payable.	None
LR8.	PROHIBITIONS OR RESTRICTIONS ON DISPOSING OF THIS LEASE Include whichever of the two statements is appropriate. Do not set out here the wording of the provision.	This lease contains a provision that prohibits or restricts dispositions
LR9.	RIGHTS OF ACQUISITION ETC Insert the relevant provisions in the sub-clauses or refer to the clause, schedule or paragraph of a schedule in this lease which contains the provisions.	LR9.1	TENANT'S CONTRACTUAL RIGHTS TO RENEW THIS LEASE, TO ACQUIRE THE REVERSION OR ANOTHER LEASE OF THE PROPERTY, OR TO ACQUIRE AN INTEREST IN OTHER LAND None
		LR9.2	TENANT'S COVENANT TO (OR OFFER TO) SURRENDER THIS LEASE None
		LR9.3	LANDLORD'S CONTRACTUAL RIGHTS TO ACQUIRE THIS LEASE None
LR10.
RESTRICTIVE COVENANTS GIVEN IN THIS LEASE BY THE LANDLORD IN RESPECT OF LAND OTHER THAN THE PROPERTY
Insert the relevant provisions or refer to the clause, schedule or paragraph of a schedule in this lease which contains the provisions.

None

LR11.	EASEMENTS Refer here only to the clause, schedule or paragraph of a schedule in this lease which sets out the easements.	LR11.1	EASEMENTS GRANTED BY THIS LEASE FOR THE BENEFIT OF THE PROPERTY Clause 3 of this lease and Part 1 of Schedule 1 to the Previous Lease
		LR11.2	EASEMENTS GRANTED OR RESERVED BY THIS LEASE OVER THE PROPERTY FOR THE BENEFIT OF OTHER PROPERTY Clause 3 of this lease and Part 2 of Schedule 1 to the Previous Lease
LR12.	ESTATE RENTCHARGE BURDENING THE PROPERTY Refer here only to the clause, schedule or paragraph of a schedule in this lease which sets out the rentcharge.	None
LR13.
APPLICATION FOR STANDARD FORM RESTRICTION
Set out the full text of the standard form of restriction and the title against which it is to be entered.  If you wish to apply for more than one standard form of restriction use this clause to apply for each of them, tell us who is applying against which title and set out the full text of the restriction you are applying for.
Standard forms of restriction are set out in Schedule 4 to the Land Registration Rules 2003.
None
LR14.
DECLARATION OF TRUST WHERE THERE IS MORE THAN ONE PERSON COMPRISING THE TENANT
If the Tenant is one person, omit or delete all the alternative statements.
If the Tenant is more than one person, complete this clause by omitting or deleting all inapplicable alternative statements.

None

HM LAND REGISTRY
Land Registration Act 2002

Administrative Area:	Ealing
Title Number Out of Which Lease is Granted:	AGL 55160
Property Let:	Unit 1 Sovereign Park, Coronation Road, London NW10 7QP

THIS LEASE is made the 2nd day of November 2009
BETWEEN:
(1)	O&T PROPERTIES LIMITED (Company No: 03703586) whose registered office is Seymour House, Whiteleaf Road, Hemel Hempstead, Hertfordshire HP3 9DE
(2)	THE FEMALE HEALTH COMPANY (UK) PLC (Company No: 02439625) whose registered office is 1 Sovereign Park, Coronation Road, Park Royal, London NW10 7QP
(3)	THE FEMALE HEALTH COMPANY a company incorporated in the State of Wisconsin whose principal executive offices are at 919N Michigan Avenue, Suite 2208, Chicago, Illinois, USA
NOW THIS DEED WITNESSES as follows:
1.	DEFINITIONS For all purposes of this lease the terms defined in this clause have the meanings specified
	"Break Date"	a date which is the later of:
(i) 2nd May 2010 and
(ii) at least three (3) months after service of the Break Notice
	"Break Notice"	written notice to terminate this lease specifying the Break Date
	"the Dilapidations Works"	the items of repair work identified in the Schedule of Dilapidations attached to this lease as Appendix 2
	"this Lease"	unless expressly stated to the contrary the expression "this Lease" includes any document supplemental to or collateral with this document or entered into in accordance with this document except the Previous Lease and any documents supplemental or collateral thereto

"the Premises"	means all that Unit 1 Sovereign Park, Coronation Road, London NW10 7QP more particularly described in the Previous Lease
"the Previous Lease"	means a lease dated 10 December 1996 and made between PAT (Pensions) Limited (1) the Tenant (formerly known as Chartex International plc) and Chartex Resources Limited (2) and The Female Health Company (3) by which the Premises were demised to the Tenant and Chartex Resources Limited for a term of twenty (20) years from 10 December 1996 at a rent of one hundred and ninety-five thousand pounds (£195,000.00) a year
"VAT"	means value added tax or any other tax of a similar nature and unless otherwise expressly stated all references to rents or other sums payable by the Tenant are exclusive of VAT

2.	RECITALS
	2.1.	The Reversion The reversion immediately expectant on the expiry of the term granted by the Previous Lease is now vested in the Landlord
	2.2.	Request for New Lease The Landlord and the Tenant have agreed to enter into a further lease of the Premises

3.	DEMISE
The Landlord lets the Premises to the Tenant with full title guarantee EXCEPTING AND RESERVING to the Landlord the matters excepted and reserved by the Previous Lease TO HOLD the Premises to the Tenant TOGETHER WITH the rights granted by the Previous Lease for the term of one (1) year commencing on and including 2nd November 2009 SUBJECT TO all matters contained or referred to in the Previous Lease YIELDING AND PAYING to the Landlord a yearly rent of two hundred and ninety-six thousand seven hundred and twenty-five pounds (£296,725.00) payable without any deduction or set-off by equal quarterly payments in advance on the usual quarter days in every year and proportionately for any period of less than a year the first such payment being a proportionate sum in respect of the period from and including 2nd November 2009 to and including the day before the next quarter day after that date to be paid on this document
4.	TERMS OF THIS LEASE
This Lease is made upon the same terms and subject to the same covenants, provisos and conditions as are contained in the Previous Lease except as to the term of years granted and except as modified in the schedule below so that this Lease is to be construed and take effect as if those terms, covenants, provisions and conditions were except as above repeated in this Lease in full with such modifications only as are necessary to make them applicable to this demise and the parties to this Lease

5.	COVENANTS
	5.1.	The Tenant's Covenants The Tenant covenants with the Landlord to observe and perform all the covenants and conditions on his part contained in this Lease
	5.2.	The Landlord's Covenants The Landlord covenants with the Tenant to observe and perform all the covenants and conditions on his part contained in this Lease
6.	NEW LEASE This Lease is a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995 section 1
7.	EXCLUSION OF THE 1954 ACT SECTIONS 24-28
7.1.	Notice and Declaration
On 28th October 2009 the Landlord served notice on the Tenant pursuant to the provisions of the 1954 Act section 38A(3) as inserted by the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 and on 2nd November 2009 the Tenant made a statutory declaration pursuant to schedule 2 of the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003

7.2.	Agreement to Exclude
Pursuant to the provisions of the 1954 Act section 38A(1) as inserted by the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 the parties agree that the provisions of the 1954 Act sections 24-28 inclusive are to be excluded in relation to the tenancy created by this Lease

8.
THIRD PARTY RIGHTS
Nothing in this Lease is intended to confer on any person any right to enforce any term of this Lease which that person would not have had but for the Contracts (Rights of Third Parties) Act 1999

9.	GUARANTOR
	9.1.	The Guarantor will procure the observance and performance of all the obligations of the Tenant under paragraph 8.1 of Schedule 2 to the Previous Lease (as modified by this Lease) and in the case of any default the Guarantor will observe and perform such obligations as if the Guarantor instead of the Tenant were liable herefore as a principal obligor and not merely as a surety
	9.2.	The obligations of the Guarantor under this Lease are in addition to any other right or remedy of the Landlord and will not be discharged diminished or in any way affected by:
		9.2.1.	any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the obligations of the Tenant under this agreement
		9.2.2.	any variation of this agreement or other act omission matter or thing (other than a release by deed given by the Landlord) by which but for this provision the obligations of the Guarantor under this agreement would have been so discharged diminished or affected
10.	GOVERNING LAW AND JURISDICTION
	10.1.	This Lease and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales

10.2.	The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non-contractual disputes or claims)
10.3.	Each party irrevocably consents to any process in any proceedings arising out of or in connection with this agreement under clause 10.2 being served on it in accordance with the provisions of this agreement relating to service of notices. Nothing contained in this agreement will affect the right to serve process in any other manner permitted by law
IN WITNESS whereof the parties have executed this Lease as a Deed the day and year first before written

SCHEDULE
Modifications to the Previous Lease

1.	DELETION OF EXISTING CLAUSES
	1.1.	Clause 6 of and Schedules 5 and 8 to the Previous Lease shall be deleted
	1.2.	Paragraph 4.1 of Schedule 2 to the Previous Lease shall be deleted
	1.3.	Paragraph 8.3 of Schedule 2 to the Previous Lease shall be deleted
	1.4.	Paragraph 18 of Schedule 2 to the Previous Lease shall be deleted
2.	REPLACEMENT OF EXISTING CLAUSES
	2.1.	Paragraph 3 of Schedule 2 to the Previous Lease shall be deleted and replaced by the following paragraphs:
		"3.1.	The Tenant shall keep the Premises clean and tidy and in good repair and condition except that (but without prejudice to the Tenant's covenant in paragraph 8.1 to Schedule 2 to the Previous Lease) this obligation shall not require the Tenant to put the Premises in any better state and condition than that evidenced by the photographic schedule of condition of the Premises a copy of which is attached to this lease at Appendix 1
		3.2.	The Tenant shall not be liable to repair the Premises to the extent that any disrepair has been caused by an Insured Risk unless and to the extent that the policy of insurance of the Premises has been vitiated or any insurance proceeds withheld in consequent of any act or omission of the Tenant or its workers, contractors or agents or any person on the Premises with the actual or implied authority of any of those persons;

2.2.	Paragraphs 4.2 and 4.3 of Schedule 2 to the Previous Lease shall be deleted and replaced with the following paragraphs:
	"4.2.	To keep the Premises clean and tidy and any landscaped area with in the Premises neat and properly tended and to clean the inside and the outside of the windows as often as reasonably necessary except that (but without prejudice to the Tenant's covenant in paragraph 8.1 to Schedule 2 to the Previous Lease) this obligation shall not require the Tenant to put the Premises in any better state and condition than that evidenced by the photographic schedule of condition of the Premises a copy of which is attached to this lease at Appendix 1.
	17.5	As and when reasonably necessary in an appropriate manner and in accordance with manufacturers recommendations (if any) to clean or treat any external stonework or other cladding and to repoint any external brickwork of the premises except that (but without prejudice to the Tenant's covenant in paragraph 8.1 to Schedule 2 to the Previous Lease) this obligation shall not require the Tenant to put the Premises in any better state and condition than that evidenced by the photographic schedule of condition of the Premises a copy of which is attached to this lease at Appendix 1."
2.3.	Paragraph 8.1 to Schedule 2 to the Previous Lease shall be deleted and replaced with the following paragraph:
	"8.1.	Notwithstanding the provisions of paragraph 3.1 of Schedule 2 to this Lease immediately prior to the expiration or sooner determination of the term to reinstate the Premises in or to a condition commensurate with that described in the Schedule of Dilapidations attached at Appendix 2”
2.4.	Paragraph 14 to Schedule 2 to the Previous Lease shall be deleted and replaced by the following paragraph:

	"14.	Not to make any alterations to the Premises whether external, structural, internal or non-structural nor to install any Service Media on the exterior of the Premises nor alter the route of any Service Media at the Premises"
2.5.	Paragraphs 17 of Schedule 2 to the Previous Lease shall be deleted and replaced by the following paragraphs:
	"17.1	The Tenant shall not assign the whole or part of this lease
	17.2	The Tenant shall not underlet the whole or part of this Premises
	17.3	The Tenant shall not charge the whole or part of this lease
	17.4	The Tenant may share occupation of the Premises with any company that is a member of the same group (within the meaning of section 42 of the Landlord & Tenant Act 1954) as the Tenant provided that no relationship of landlord and tenant is thereby created and PROVIDED THAT such sharing of occupation will cease as soon as any such company is no longer a member of the same group (within the meaning of section 42 of the Landlord & Tenant Act 1954) as the Tenant shall notify the Landlord in writing of the name and registered company number of any company with whom it shares occupation pursuant to this paragraph
	17.5	The Tenant shall not part with or share possession or share occupation of this lease or the Premises or assign, part with or share any of the benefits or burdens of this lease or in any interest derived from it whether by a virtual assignment or other similar arrangement or hold the lease on trust for any person"
2.6.	Paragraph 24 of Schedule 2 to the Previous Lease shall be deleted and replaced by the following paragraph:
	"24.	To permit the Landlord to fix and retain on the Premises at any time during the Term either a notice board for the reletting of the Premises or a notice board for the sale of the Landlord's interest and to permit all persons properly authorised in writing by the Landlord to view the Premises at reasonable hours upon reasonable notice"

2.7.	The covenants in paragraph 27 of Schedule 2 to the Previous Lease shall be deemed to be modified so that the Tenant shall have no liability under them to the extent that the obligations of the lessee contained in the Superior Lease are inconsistent with the covenants contained or referred to in this Lease
2.8.	Paragraph 3 of Schedule 4 to the Previous Lease shall be deleted and replaced by the following paragraph:
	"3	NOTICES
	3(1)	Any notice given under this deed must be in writing and signed by or on behalf of the party giving it
	3(2)	Any notice or document to be given or delivered under this deed may be given by delivering it personally or sending it by pre-paid first class post, or recorded delivery to the address and for the attention of the relevant party as follows:
3(2)(a)
to the Landlord at:
Seymour House, Whiteleaf Road, Hemel Hempstead, Hertfordshire HP3 9DE
marked for the attention of the Managing Director or at the Landlord's Conveyancer, quoting the reference (SPS/OX-259021)

		3(2)(b)	to the Tenant at: Unit 1, Sovereign Park, Coronation Road, London NW10 7QP Marked for the attention of Michael Pope or at the Tenant's Conveyancer, quoting the reference RJC/043922.00019/NMH
		3(2)(c)	to the Tenant's Guarantor at: Unit 1, Sovereign Park, Coronation Road, London NW10 7QP Marked for the attention of Michael Pope
	3(3)	Giving or delivering a notice or a document to a party's conveyancer has the same effect as giving or delivering it to that party
	3(4)	Any such notice will be deemed to have been received:

			3(4)(a)	if delivered personally, at the time of delivery provided that:
3(4)(a)(i) if delivery occurs before 9.00 am on a working day, the notice will be deemed to have been received at 9.00 am on that day and
3(4)(a)(ii) if delivery occurs after 5.00 pm on a working day, or at any time on a day that is not a working day, the notice will be deemed to have been received at 9.00 am on the next working day
			3(4)(b)	in the case of pre-paid first class or recorded delivery post, at 9.00 am on the second working day after posting
		3(5)	In proving service, it will be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted as a prepaid first class or recorded delivery letter, as the case may be
		3(6)	A notice given or document delivered under this agreement will not be validly given or delivered if sent by e-mail"
3.	ADDITION OF NEW CLAUSES
The following shall be added to the Lease as a new paragraph 5 of Schedule 4:
	"5(1)	EXERCISE OF BREAK The Landlord may terminate this Lease by serving on the Tenant a Break Notice at any time on or after the date of the Lease
	5(2)	TERMINATION
		5(2)(a)	Following service of a Break Notice this lease shall terminate on the Break Date
		5(2)(b)	Termination of this lease on the Break Date shall not affect any other right or remedy that either party may have in relation to any earlier breach of this lease
		5(2)(c)	Within fourteen (14) days after the Break Date the Landlord shall refund to the Tenant the proportion of the rent, Insurance Rent and any VAT paid in respect of them for the period from and excluding the Break Date up to and excluding the date up to which those payments have been made calculated on a daily basis"

EXECUTED AS A DEED by O&T
PROPERTIES LIMITED acting by two
directors or by a director and secretary

/s/  Andrew Johnson, Director
 /s/  James Deane, Secretary

EXECUTED AS A DEED by THE FEMALE
HEALTH COMPANY (UK) PLC acting by
two directors or by a director and secretary

/s/  Michael Pope, Director
 /s/  Nick Puttick, Director/Secretary

SIGNED AS A DEED on behalf of THE
FEMALE HEALTH COMPANY a company
incorporated in Wisconsin by Michael Pope
being a person who in accordance with
the laws of that territory is acting under
the authority of the company

/s/ Michael Pope